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                          INDEPENDENT AUDITOR'S CONSENT





We consent to the use in this Registration Statement of Virtual Technology Corporation on Form 10-SB of our report dated May 13, 1998, appearing in this Registration Statement.





                                          /s/ LURIE, BESIKOF, LAPIDUS & CO., LLP

Minneapolis, Minnesota
February 11, 1999